Subscription Agreement
Dated: October 19, 2007
ResponzeTV PLC (the Company) OmniReliant Corporation (the Investor)

Subscription Agreement

Dated: October 19, 2007

Between

(1)	ResponzeTV PLC (the Company) a company incorporated in England and Wales with registered number 1512221 having its registered office at One Fleet Place, London EC4M 7WS; and

(2)	OmniReliant Corporation (the Investor) a company incorporated in Florida, USA having its principal office at 4218 West Linebaugh Ave, Tampa, Florida 33624, USA.

Recitals

A	The Company is a public company limited by shares.

B	The Company, whose ordinary shares are admitted to trading on AIM, wishes to raise new equity capital and to acquire KHL Holdings, Inc.

C
This Agreement contains the terms and conditions upon which the Investor has agreed with the Company to subscribe for the Subscription Shares (as defined below) in accordance with the provisions of this Agreement and to subscribe for the Warrants (as defined below) in registered form, giving the right to subscribe for one Ordinary Share (as defined below) per Warrant, in accordance with the provisions of this Agreement and on the terms and conditions of the Warrant Instrument (as defined below).

D
In addition, pursuant to the Acquisition Agreement (as defined below), the Investor has agreed to sell to the Company, and the Company has agreed to purchase from the Investor, all the issued and to be issued share capital of KHL Holdings, Inc.

It is agreed:

1	Interpretation

1.1	The definitions and rules of interpretation in this clause apply in this agreement.

Accounts: the audited financial statements of the Company and the Subsidiaries comprising the individual accounts of the Company and the Subsidiaries, and in the case of the Company, the consolidated group accounts including in each case the balance sheet, the profit and loss account together with the notes thereon, the cashflow statement and the auditors' and directors' reports as at, or for the 12 month period ended on, the Accounts Date.

Accounts Date: 31 December 2006.

Acquisition Agreement: the share sale and purchase agreement entered into between the Investor and the Company dated the date of this agreement relating to the sale of the entire issued share capital of KHL Holdings, Inc. to the Company.

Admission: the admission of the to be issued Subscription Shares and Consideration Shares to trading on AIM becoming effective within the meaning of the AIM Rules.

Aggregate Subscription Price: shall have the meaning set out in Clause 3.1.

AIM: the AIM Market of the Exchange.

AIM Rules: the rules of the Exchange governing admission to and the operation of AIM.

Board: the board of directors of the Company from time to time or a duly authorised committee of it.

Business Day: a day (other than a Saturday, Sunday or public holiday) when banks in London and New York are open for business.

Companies Act: the Companies Act 1985 of Great Britain as amended.

Conditions: the conditions set out in clause 2 of this agreement.

Consideration Shares shall have the meaning given in the Acquisition Agreement.

EGM : the extraordinary general meeting of the Company to be convened to pass the Relevant Resolutions.

Encumbrances: any interest or equity of any person (including the right to acquire, option or right of pre-emption) or any mortgage, charge, pledge, lien, assignment, hypothecation, security, title, retention or any other security agreement or arrangement.

Exchange: London Stock Exchange plc.

Group: the Company and its Subsidiaries.

Intellectual Property Rights: any and all trade marks, service marks, registered designs, unregistered design rights, copyright, rights in confidential information and any other similar intellectual property rights of any nature whatsoever, whether or not registered or capable of registration, and all applications and rights to apply for the same, together with all goodwill relating or attached thereto.

MediaXposure Debt Conversion Agreement: the debt conversion agreement dated on or around the date of this agreement between MediaXposure Limited (Cayman) and the Company pursuant to which MediaXposure Limited (Cayman) has agreed to convert the balance of convertible loans owing by it to the Company.

Ordinary Shares: the issued Ordinary Shares of 16p par value each in the Company from time to time (or any shares deriving from such shares).

Press Announcement: the press announcement in the agreed form concerning the Subscription and the Acquisition Agreement.

Relevant Resolutions: all resolutions of shareholders of the Company as may be necessary to give full effect to the terms of this agreement and the Acquisition Agreement.

Securities Act means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Subscription: the allotment and issue of the Subscription Shares to the Investor and the subscription for the Warrants, each in accordance with this agreement.

Subscription Price: the price of 30p per Subscription Share.

Subscription Shares: the 8,500,000 new Ordinary Shares to be allotted and issued pursuant to the Subscription.

Subsidiaries: a "subsidiary" as defined in section 736 of the Companies Act and any other company which is a subsidiary (as so defined) of a company which is itself a subsidiary of such holding company. Unless the context otherwise requires, the application of the definition of Subsidiary to any company at any time will apply to the company as it is at that time.

Undertakings: the undertakings to be given by each of MediaXposure Limited (Cayman), Tim Harrington and Kevin Harrington in the agreed form to vote in favour of the Relevant Resolutions.

Warranties: those warranties set out in Clause 7.1.

Warrant Instrument: the instrument constituting the Warrants dated 11 September 2007.

Warrants: the 17,000,000 warrants to be issued and granted to the Investor pursuant to the Warrant Instrument, being as follows:

(a)	8,500,000 warrants which will be exercisable at 37p;

(b)	4,250,000 warrants which will be exercisable at 50p; and

(c)	4,250,000 warrants which will be exercisable at 100p;

each in accordance with the terms of the Warrant Instrument.

1.2	Clause, schedule and paragraph headings shall not affect the interpretation of this agreement.

References to clauses and schedules are to the clauses and schedules of this agreement; references to paragraphs are to paragraphs of the relevant schedule. Words in the singular shall include the plural and vice versa.

A reference to a particular law is a reference to it as it is in force for the time being, taking account of any amendment, extension, or re-enactment and includes any subordinate legislation for the time being in force made under it.

A reference to any English legal concept, term, action, remedy, method of judicial proceeding, legal document, legal status, court or official shall, in respect of any jurisdiction other than England and Wales, be deemed to refer to what most nearly approximates in that jurisdiction to that reference.

A reference to any English statute, bye-law, regulation, rule, delegated legislation or order shall, in relation to any assets owned, liabilities incurred, company incorporated in, or business carried on in any jurisdiction other than England and Wales, be deemed to include what most nearly approximates in that jurisdiction to that reference.

A reference to writing or written includes faxes but not e-mail.

Documents in agreed form or agreed terms are documents in the form agreed by the parties and initialled by them for identification.

A reference to a document is a reference to that document as varied (other than in breach of the provisions of this agreement) at any time.

2	Conditions

2.1	Completion is subject to and conditional upon:

(a)	the Relevant Resolutions being passed;

(b)	the Acquisition Agreement becoming unconditional in all respects (except for completion of this Agreement); and

(c)	the MediaXposure Debt Conversion Agreement becoming unconditional in all respects.

2.2	Each party undertakes to the other to use all reasonable endeavours to fulfil or procure the fulfilment of the Conditions.

2.3
If the conditions referred to above shall not have been satisfied or shall, in the opinion of the Company, have become incapable of satisfaction on or prior to 31 December 2007, this Agreement shall terminate and no party shall have any further liability or obligations under this Agreement except in respect of claims which arose prior to termination or the relevant provisions of Clauses 10 - 20.

3	Agreement to subscribe for Ordinary Shares and Warrants

3.1
The Investor hereby agrees to subscribe for the Subscription Shares on the terms of this agreement at the Subscription Price per Subscription Share representing an aggregate subscription price of US$5,100,000 (the Aggregate Subscription Price).

3.2	The Investor agrees to subscribe for the Warrants upon payment of the sum of US$1. The Warrants shall not be listed on any stock exchange, including AIM.

3.3	The Company shall use its best endeavours to maintain the listing of the Ordinary Shares on AIM for as long as any Warrant is outstanding or remains unexercised.

3.4
Completion of this Agreement shall take place simultaneously with completion of the Acquisition Agreement by no later than 3 Business Days following the date on which the Relevant Resolutions are passed.

4	Documents to be delivered

4.1
The Company will, on completion of this Agreement, and following receipt by it of the Aggregate Subscription Price, issue and allot the Subscription Shares to the Investor (or, at the request of the Investor, to the Investor’s parent company, OmniReliant Holdings, Inc.) and will enter into the register of holders of warrants in the Company the name of the Investor (or, at the request of the Investor, the name of the Investor’s parent company, OmniReliant Holdings, Inc.) as holder of the Warrants. The Subscription Shares shall be issued and allotted subject to the memorandum and articles of association of the Company, credited as fully paid free from any Encumbrance and on terms that they will rank pari passu in all respects with the existing Ordinary Shares.

4.2	The Company shall instruct its registrars to deliver within 3 Business Days of the date of completion to the Investor a definitive certificate for the Subscription Shares and the Consideration Shares.

5	Application for admission

5.1
The Company shall, immediately following completion of this Agreement, apply to the Exchange for Admission of the Subscription Shares and the Consideration Shares and for such purpose the Investor will provide the Company in a timely fashion on request with all such information regarding the Investor as the Company may reasonably and properly require in order to apply for Admission

5.2
The Company undertakes that it shall make an application for any Ordinary Shares to be issued on exercise of the Warrants to be admitted to trading on AIM or on any other market on which the Company's Ordinary Shares are then listed or traded.

6	Payment of Aggregate Subscription Price

6.1	The Investor shall procure the payment to the Company of the Aggregate Subscription Price payable in respect of the Subscription Shares no later than 3 pm (London time) on the day of completion.

6.2
Payment of the subscription monies to a bank account notified prior to completion by the Company for such purpose shall constitute a complete discharge by the Investor of its obligations to the Company under Clause 6.1.

7	Warranties

7.1	Subject to the provisions of Clause 8 of this agreement, in respect of each of this agreement and the Acquisition Agreement, the Company warrants to the Investor that:

(a)
the Company is duly incorporated and validly existing under the laws of England and Wales, with full power and authority to own its assets and conduct its business and is lawfully qualified to do business in those jurisdictions in which it conducts business;

(b)
each of this agreement and the Acquisition Agreement has been duly authorised, executed and delivered by the Company and constitutes valid, legally binding and enforceable obligations of the Company (except as such enforceability may be limited under applicable bankruptcy, insolvency, fraudulent transfer, reorganisation, moratorium or similar laws of general applicability relating to or affecting creditors’ rights and except as such enforceability may be limited in accordance with general equitable principles);

(c)
the Warrants have been duly authorised by the Company and, when duly issued and delivered in accordance with the Warrant Instrument, will constitute valid, legally binding and enforceable obligations of the Company (except as such enforceability may be limited under applicable bankruptcy, insolvency, fraudulent transfer, reorganisation, moratorium or similar laws of general applicability relating to or attending creditors’ rights and except as such enforceability may be limited in accordance with general equitable principles) and will be entitled to the benefits provided by the Warrant Instrument;

(d)
subject to the passing of the Relevant Resolutions, no action, step or measure is required to be taken, fulfilled or done (including, but not limited to, the obtaining of any consent or licence or the making of any filing or registration) for the allotment and issue of the Subscription Shares or the Consideration Shares and the issue of the Warrants or the Ordinary Shares upon exercise of the Warrants or the compliance by the Company with the terms of the Warrants as the case may be;

(e)
the execution and delivery of the Agreement, the Acquisition Agreement and the Warrant Instrument, the issue of the Subscription Shares and Consideration Shares and the issue of the Warrants and compliance with their terms do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the documents constituting the Company or any indenture, trust deed, mortgage, guarantee, loan or other agreement or instrument to which the Company is a party or by which the Company or its properties or assets are bound or infringe any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental body or court, domestic or foreign, having jurisdiction over the Company or any of its properties or assets, or infringe on the rules of any stock exchange or other regulatory body on which the securities of the Company are listed;

(f)
the Accounts were prepared in accordance with International Financial Reporting Standards (IFRS) and pursuant to the relevant laws of England and Wales consistently applied and are accurate and correct and give a true and fair view of the financial position of the Company and the Group as at the Accounts Date, and the results of operations and changes in the financial position of the Company and the Group for the period, in respect of which they have been prepared. The interim accounts of the Group as of and for the six months ended 30 June 2007 give a true and fair view in all material respects of the financial position of the Company and the Group at such date;

(g)
since 30 June 2007, there has been no change (nor any development or event involving a prospective change) which, when taken as a whole, is materially adverse to the condition (financial or other), prospects, results of operations or general affairs of the Group;

(h)
the Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit;

(i)
there are no current or pending litigation or arbitration proceedings against or affecting the Company or the Group taken as a whole or any of its properties or assets which, if determined adversely to any such entity would individually or in the aggregate have a material adverse effect on the condition (financial or other), prospects, results of operations or general affairs of the Company or the Group or on the ability of the Company to perform its obligations under this agreement, the Acquisition Agreement or the Warrant Instrument or which are otherwise material in the context of the issue of the Subscription Shares, the Consideration Shares or the Warrants, and no such actions, suits or proceedings are known by the Company to be threatened or contemplated;

(j)
the Company and each member of its Group has at all times and in all material respects and when taken as a whole conducted its business and operations in accordance with applicable laws and regulations and has all material licences, consents, permits and authorities required to carry on its business in the places and in the manner in which its business is carried on and all are valid and subsisting. The Company is not aware of any circumstances which would indicate that any of those licences, consents, permits and authorities are likely to be suspended, cancelled, revoked or not renewed on the same terms;

(k)	the Company and each of the Subsidiaries has been duly incorporated and have all requisite power and authority to carry on its business as currently carried on;

(l)
no material contract or arrangement to which any member of the Group is a party or by which its property or assets is bound may be determined or breached by reason of the allotment and issue of the Subscription Shares, the Consideration Shares or the grant of the Warrants and none of such allotment, issue or grant will infringe the laws or regulations of any jurisdiction in which the allotment, issue or grant is made;

(m)
the Company or a member of the Group is the full legal and beneficial owner of, has possession and control of and has good and marketable title to, all the assets included in the Accounts except for those disposed of since the Accounts Date in the normal course of business;

(n)	the Company is not insolvent or unable to pay its debts within the meaning of the Insolvency Act 1986 or any other insolvency legislation applicable;

(o)
in relation to the Company and any other member of the Group, no administrator, receiver or administrative receiver has been appointed over the business and assets of the Company or the Group (or any part thereof), no documents have been filed with the court for the appointment of an administrator, receiver or administrative receiver and no notice of an intention to appoint an administrator, receiver or administrative receiver has been given by the relevant company or its directors;

(p)	no order has been made or petition presented or resolution passed for the winding up of the Company or any member of its Group or for the appointment of a provisional liquidator to any such company;

(q)
the Group has, and at all times since 31 December 2006, has had, valid insurances in respect of its property and other assets and business against all risks which are normally insured against by other companies owning or possessing similar properties or assets or carrying on a similar business, in the case of any real property owned by the Group, for its reinstatement value as notified to its insurers by the Company, in the case of other assets, for their replacement value as notified to its insurers by the Company and, in the case of its business, for such amounts as would be reasonably prudent, and the Group has not done or omitted to do or suffered anything to be done or not to be done which has or might reasonably be expected to render any policies of insurance taken out by it void or voidable;

(r)
so far as the Company is aware no activities of the Group infringe or are likely to infringe any Intellectual Property Rights of any third party in any material respect, and no material claim has been made against any member of the Group in respect of any such infringement in the three years prior to the date of this agreement;

(s)
the Company has the right to use all Intellectual Property Rights material to the business activities of the Group, and all such Intellectual Property Rights as are owned by the Group are owned free of all encumbrances and there are no proceedings, actions or claims pending or threatened which infringe the title, validity or subsistence of any Intellectual Property Rights owned by the Group in any material manner;

(t)
so far as the Company is aware, nothing has been done or omitted to be done by the Group which would jeopardise the validity or subsistence of any Intellectual Property Rights owned by the Group and there has been no unauthorised use by any person of any Intellectual Property Rights or confidential information of the Group;

(u)
any provision for taxation contained in the Accounts for the period ended on the Accounts Date, is or was sufficient at the time of the signing of such accounts to cover all taxation of any nature and in any jurisdiction for which the Company or any member of the Group is or was liable;

(v)	since the Accounts Date no member of the Group has incurred any liability for taxation which has arisen otherwise than in the ordinary course of normal trading;

(w)	no member of the Group has been party to any contract or arrangement the principal purpose of which or one of the principal purposes of which was an avoidance or reduction of taxation;

(x)	all tax that has become due and payable from any member of the Group or for which any member of the Group has become obliged to account has been paid or accounted for in full; and

(y)
no claim or dispute involving any member of the Group has been made by or arisen with the Inland Revenue or any other tax authority (in the United Kingdom or elsewhere) and no such claim or dispute is likely;

7.2
The representations and warranties referred to in Clause 7.1 are given subject to the annual report and accounts of the Company and any member of the Group for all financial periods ended on or prior to the Accounts Date, the interim results of the Group for the six months ended on 30 June in each of the years between 2005 and 2007, the memorandum and articles of association of the Company and any public announcements made or publicly available documents produced by the Company through a regulatory information service or as a result of its admission to AIM.

7.3	The Company acknowledges that the Investor is entering into this agreement and the Acquisition Agreement in reliance upon the Warranties.

7.4
Subject to the provisions of Clause 8, each of the Warranties shall continue in full force and effect notwithstanding the completion of all matters and arrangements referred to in or contemplated by this agreement or the Acquisition Agreement. Each of the Warranties is separate and, unless otherwise specifically provided, is not limited by reference to any other Warranty or any other provision in this agreement.

7.5
Where any statement is qualified by the expression so far as the Company is aware or to the Company's knowledge or any similar expression, that statement shall be deemed to include an additional statement that it has been made after due and careful enquiry of its executive directors.

8	Limitations on liability

8.1	The following shall limit the liability of the Company in respect of any breach of the Warranties:

(a)
no claim may be made for breach of any or all of the Warranties unless the aggregate liability of the Company in respect of all such breaches exceeds the sum of US$200,000 (when the Company shall become liable for the full amount of such liabilities and not merely the excess over US$200,000);

(b)	the aggregate liability of the Company in respect of all breaches of the Warranties shall not exceed US$3,000,000; and

(c)
no claim may be made for breach of any or all of the Warranties unless notice in writing specifying full particulars and the amount thereof is received by the Company within 9 months of the date of this agreement and proceedings in respect thereof are commenced by being both issued and served on the Company within 3 months of the date of that notice.

8.2
Nothing in Clause 8 applies to exclude or limit the liability for any claim under the Warranties that arises or is delayed as a result of dishonesty, fraud, wilful misconduct or wilful concealment by the Company, its agents or advisers.

9	Investor Warranties

9.1	The Investor warrants to the Company that, in relation to this agreement and the Acquisition Agreement:

(a)	the Investor has the right, power and authority to enter into and perform its obligations under this agreement and the Acquisition Agreement;

(b)
the Investor has complied with all securities and other relevant laws and regulations of all relevant territories, obtained all requisite government or other consents which may be required in connection with the Subscription or the Acquisition Agreement, complied with all requisite formalities and that the Investor has not taken any action or omitted to take any action which will or may result in the Company or any of its respective directors, officers, agents, employees or advisers acting in breach of the legal or regulatory requirements of any territory in connection with the Subscription or the Acquisition Agreement;

(c)
it is an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act, it has substantial experience in evaluating and investing in the securities of companies similar to the Company and is capable of evaluating the merits and risks of its investment in the Company and that, by reason of its business or financial experience, it has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement and the Acquisition Agreement;

(d)
the Investor is acquiring the Subscription Shares and the Consideration Shares for its own account for investment only, and not with a view towards their distribution and that no one other than the Investor will have any interest in, or any right to acquire, all or any portion of the Subscription Shares or the Consideration Shares.

(e)
the Investor understands that the Subscription Shares and the Consideration Shares have not been and will not be registered under the Securities Act or under the securities laws of any state or other jurisdiction of the United States, and also understands that the Subscription Shares and the Consideration Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based upon the Investor’s representations contained herein.

(f)
the Investor acknowledges that an investment in the Company involves significant risks and that the investor must bear the economic risk of this investment indefinitely. The investor may not sell, offer to sell, transfer or assign all or any portion of the Subscription Shares or the Consideration Shares unless those shares are registered pursuant to the Securities Act, or an exemption from registration is available, and that the Investor understands that the Company does not intend to register those shares under the Securities Act. The Investor also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Investor to transfer all or any portion of the Subscription Shares or the Consideration Shares in the amounts or at the times the Investor might propose.

(g)
the Investor acknowledges and agrees that the Subscription Shares and the Consideration Shares are “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act. The provisions of Rule 144 under the Securities Act may not be available to permit resales by the Investor and the Company has not covenanted to take any action necessary or appropriate to make any exemption for resales of those shares available.

(h)
the Investor has not been offered the Subscription Shares or the Consideration Shares by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by and general solicitation or general advertising.

(i)
the Investor is acquiring the Subscription Shares and the Consideration Shares without being furnished any offering literature or memorandum or other materials other than this Agreement and the Acquisition Agreement, the schedules and exhibits hereto and thereto, the publicly available announcements and documents of the Company, each of which the Investor has carefully reviewed. The Investor has had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the Company and the terms and conditions of an investment in the Subscription Shares and the Consideration Shares. In evaluating the suitability of an investment in the Company, the Investor has not relied on any representations or other information (oral or written) other than as set forth in this Agreement or the Acquisition Agreement, the schedules and exhibits hereto and thereto, or the publicly available announcements and documents of the Company.

(j)
the Investor acknowledges and agrees that each certificate representing the Subscription Shares and the Consideration Shares issued to it will be endorsed with the following legend, in addition to any other legends required by applicable federal, state, local or foreign law:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED OR THE APPLICABLE SECURITIES ACT OF ANY STATE BUT HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION CONTAINED IN SAID ACTS. NO SALE, OFFER TO SELL OR OTHER TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE UNLESS A REGISTRATION STATEMENT UNDER SAID ACTS IS IN EFFECT WITH RESPECT TO THE SECURITIES, OR AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH ACTS IS THEN IN EFFECT.

(k)
no United States or other agency of the United States or any state or local jurisdiction therein has reviewed or made any findings or determination as to the fairness of an investment in the Subscription Shares or the Consideration Shares, nor recommended or endorsed an investment in any of those shares.

10	Assignment

This Agreement shall be binding upon and shall enure for the benefit of the successors of the parties hereto but, subject as may be otherwise expressly provided in this agreement, shall not be assignable.

11	Whole Agreement

This agreement and any documents referred to in it, constitute the whole agreement between the parties and supersede any arrangements, understandings or previous agreements between them relating to the subject matter they cover.

12	Variation and Waiver

12.1	Any variation of this agreement shall be in writing and signed by or on behalf of the parties.

12.2
Any waiver of any right under this agreement is only effective if it is in writing and it applies only to the party to whom the waiver is addressed and to the circumstances for which it is given, and shall not prevent the party who has given the waiver from subsequently relying on the provision it has waived.

12.3	A party that waives a right in relation to one party, or takes or fails to take any action against that party, does not affect its rights in relation to any other party.

12.4
No failure to exercise or delay in exercising any right or remedy provided under this agreement or by law constitutes a waiver of such right or remedy or shall prevent any future exercise in whole or in part thereof.

12.5	No single or partial exercise of any right or remedy under this agreement shall preclude or restrict the further exercise of any such right or remedy.

12.6	Unless specifically provided otherwise, rights arising under this agreement are cumulative and do not exclude rights provided by law.

13	Notice

13.1	A notice given under this agreement:

(a)	shall be in writing in the English language (or be accompanied by a properly prepared translation into English);

(b)
shall be sent for the attention of the person, and to the address or fax number, specified in Clause 13 (or such other address, fax number or person as each party may notify to the others in accordance with the provisions of Clause 13); and

(c)	shall be:

(i)	delivered personally; or

(ii)	sent by fax; or

(iii)	sent by pre-paid first-class post or recorded delivery; or

(iv)	(if the notice is to be served by post outside the country from which it is sent) sent by international courier.

13.2	The addresses for service of notice are:

(a)	Company

(i)	address: One Fleet Place, London EC4M 7WS; with a copy to Suite 2508, Langham Place, 8 Argyle Street, Mongkok, Kowloon, Hong Kong,

(ii)	for the attention of: Matt Bonass/David Kim/Steven Goodman

(iii)	fax number: +44 207 246 7777 and +852 2295 1110

(b)	the Investor

(i)	address: 4218 West Linebaugh Ave, Tampa, Florida 33624, USA (attention Chris Philips)

(ii)	fax number: +1 813 885 5911

13.3	A notice is deemed to have been received:

(a)	if delivered personally, at the time of delivery; or

(b)	in the case of fax, at the time of transmission; or

(c)	in the case of pre-paid first class post or recorded delivery, two Business Days from the date of posting; or

(d)	in the case of international courier, five Business Days from the date of posting; or

(e)
if deemed receipt is not within business hours (meaning 9.00 am to 5.30 pm Monday to Friday on a day that is not a public holiday in the place of receipt), when business next starts in the place of receipt.

13.4
To prove service, it is sufficient to prove that the notice was transmitted by fax to the fax number of the party or, in the case of post, that the envelope containing the notice was properly addressed and posted.

14	Counterparts

This agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.

15	Survival of the Agreement

This agreement (other than obligations that have already been fully performed) remains in full force after the date of this agreement.

16	Successors

The rights and obligations of the parties under this agreement shall continue for the benefit of, and shall be binding on, their respective successors and assigns.

17	Third party rights

Except as expressly provided in this agreement a person who is not a party to this agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to rely upon or enforce any term of this agreement but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

18	Severance

18.1	If at any time any provision of this agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction that shall not affect or impair:

(a)	the legality, validity or enforceability in that jurisdiction of any other provision of this agreement; or

(b)	the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this agreement

18.2
Each of the covenants and undertakings given by the parties in this agreement is considered fair and reasonable by the parties. If any restriction is found to be unenforceable, but would be valid if any part of it were deleted or the period or area of application reduced, the restriction shall apply with such modifications as may be necessary to make it valid and enforceable.

19	Confidentiality

Each of the parties undertakes with each of the other parties to keep confidential any confidential information concerning the other parties which comes into its possession during the term of this agreement and not to use any such information for any purpose other than that for which it was provided or which is consistent with the provisions of this agreement. The foregoing restrictions shall not apply to the extent such information:

(a)	is not, or could not reasonably be expected to be, confidential; or

(b)	is already in the public domain other than by reason of a breach of this Clause 19 (Confidentiality); or

(c)	is a bona fide disclosure of such information:

(i)
to the extent required by law or regulation to a court, governmental, official or regulatory authority or to inspectors or others authorised by such an authority or by or under any legislation to carry out any enquiries or investigation; or

(ii)
to the employees or professional advisers of any party if it appears necessary or reasonable for such persons to obtain the same for the purposes of discharging their responsibilities under this agreement; or

(iii)
in connection with any proceedings arising out of or in connection with this agreement or otherwise between the parties, providing always that the disclosing party shall use all reasonable endeavours to procure that any information so disclosed is kept confidential by the person to whom it is disclosed.

20	Governing law and jurisdiction

20.1	This agreement and any dispute or claim arising out of or in connection with it or its subject matter shall be governed by and construed in accordance with the law of England and Wales.

20.2
The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this agreement or its subject matter.

This agreement has been entered into on the date stated at the beginning of it.

Signed by For and on behalf of RESPONZETV PLC	) )

___________________________ Director

Signed by For and on behalf of OMNIRELIANT CORPORATION	) ) )

___________________________ Chris D. Philips, CEO